UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period :	July 1, 2016 — June 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam Small Cap Growth Fund

Annual report
6 | 30 | 17

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNSAX

Putnam
Small Cap Growth
Fund

Annual report
6 | 30 | 17

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

August 14, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/17. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 Small Cap Growth Fund

William J. Monroe, CFA
Portfolio Manager

Bill has an M.B.A. from The University of Chicago Booth School of Business and a B.S. in Finance from Miami University. He joined Putnam in 2012 and has been in the investment industry since 1996.

Bill, you recently became portfolio manager of the fund. What can you tell us about your investment approach?

I became Portfolio Manager on March 31, 2017, and have been at Putnam since 2012. Prior to assuming management of the fund, I was an Analyst in our Equity Research Group, conducting fundamental analysis and valuation of small and midsize companies. This experience plays a critical role in my investment process, which has an intensive focus on fundamental research, with the goal of ensuring that stock selection is the primary driver of fund performance.

Have you made any changes to the fund’s positioning?

The most important change I have made over the past few months is reducing the number of stocks in the fund’s portfolio. In late March, the fund was invested in approximately 250 stocks. I have trimmed that number down to approximately 80 stocks, and I intend to keep the portfolio’s holdings in a range of 60 to 80 stocks going forward. This more concentrated approach allows me to emphasize those companies in which I have the strongest

Small Cap Growth Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 6/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Growth Fund

conviction. The fund now has larger individual position sizes, which makes company analysis even more important. I also believe this concentrated approach gives investors greater exposure to what I consider to be compelling opportunities in small-company stocks — an area of the market that I believe tends to be under-researched relative to many larger companies.

What else can you tell us about your investment process?

In addition to focusing on the merits of individual companies, I also try to cast a wider net in my search for ideas. In the initial stock-screening process, I consider companies outside of the fund’s benchmark index, often branching out to identify promising growth opportunities among stocks that may still be considered value stocks by many investors.

I aim to keep the bulk of the fund’s holdings, approximately 60% to 80% of the portfolio, in high-quality growth stocks. These tend to be what I view as more established companies that offer relatively stable and predictable growth. I also strive to provide investors with exposure to the more aggressive or emerging areas of the small-cap market, where risk may be higher, but so is the potential reward. These stocks generally represent a smaller portion of the portfolio, and the positions in each stock are generally smaller in order to mitigate risk.

How did the fund perform during the 12-month reporting period ended June 30, 2017?

In a strong period for the U.S. stock market and small-company stocks in particular, the fund delivered a solid return of 24.07%, in line with its benchmark, the Russell 2000 Growth Index, which returned 24.40%. In addition, the fund outperformed the average return of 22.82% for funds in its Lipper peer group, Small-Cap Growth Funds.

What were some holdings that contributed to performance during the period?

One notable stock among the top performers was Veeva Systems, a company that provides cloud-based software to help pharmaceutical and biotechnology companies manage information and data. I believe Veeva is providing an essential backbone of operations for small, medium, and an increasing number of large companies. At the close of the period, I continued to maintain a large position in this stock, as I believe it offers strong growth prospects.

Another highlight for the period was the fund’s investment in MasTec, a construction and engineering company that specializes in energy, utility, and communication infrastructure throughout North America. The company delivered strong financial results in 2016 after two challenging years. MasTec benefited in part from the Trump administration’s pledge to focus on infrastructure construction — primarily pipelines, transmission, and communication. In addition, a number of regulatory hurdles are likely to be reduced for large power transmission and pipeline projects, in my view. Given the significant backlog in these types of projects and MasTec’s leadership position and current market share, I believe its growth prospects remain attractive.

Also worth noting is the stock of HealthEquity, a company that provides technology to help businesses and their employees manage health savings accounts, or HSAs. HealthEquity has proven to be a market leader, and HSAs are becoming an increasingly important component of employee benefit programs. I believe HealthEquity’s business model is impressive and the company is poised to grow along with the popularity of HSAs.

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Could you discuss some holdings that detracted from fund performance?

The fund’s position in Nexstar Media Group was a disappointment for the period. The stock of this television broadcasting and digital media company struggled as the overall advertising market came under pressure. However, the company has made some attractive acquisitions, in my view, and it continues to generate significant cash flow, which it is deploying in ways that I expect to benefit shareholders. In addition, I believe Nexstar can benefit from a resurgence in political advertising in 2018. At the close of the period, this stock remained in the portfolio.

Another detractor that remained in the portfolio at the close of the period was H&E Equipment Services, an equipment rental company focused on heavy construction and industrial equipment. The stock struggled as the company felt the lingering effect of declining oil prices, which hurt many regional economies and demand for the company’s equipment rentals. Despite its recent weakness, I continue to view H&E as an attractive investment opportunity, due to what I believe is an improving outlook for the construction market and the company’s recent acquisition of Neff, which I expect will place H&E among the five largest equipment rental companies in the United States.

Also struggling during the period was the stock of LogMeIn, a company that offers cloud-based technology to help businesses connect across workplaces, colleagues, and customers. I continue to have conviction in LogMeIn, which is a leader in the field of collaborative work spaces. I believe its future growth potential could be boosted by its recent acquisition of the “GoTo” family of businesses from Citrix, a software company. This stock remained in the portfolio at period-end.

As the fund begins a new fiscal year, what is your perspective on the small-cap investing environment?

It is important to note that broad macroeconomic themes generally do not have a significant influence on how I position the fund’s portfolio. My investment approach is based on researching the merits of individual companies, and I work to build a portfolio of stocks that I believe can outperform over various market cycles, based on my knowledge and assessment of the companies I am investing in.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Growth Fund

Small-cap stocks have performed very well since the outcome of the U.S. presidential election raised hopes that pro-growth fiscal policies would help to stimulate U.S. economic growth. Although we have seen this enthusiasm fade somewhat over the past few months, I believe small companies may still benefit from the potential for lower tax rates and lighter regulatory burdens.

Thank you, Bill, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Small Cap Growth Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (12/31/97)
Before sales charge	10.38%	60.99%	4.88%	85.73%	13.18%	16.62%	5.26%	24.07%

After sales charge	10.05	51.74	4.26	75.05	11.85	9.91	3.20	16.94

Class B (3/18/02)
Before CDSC	10.04	52.08	4.28	78.94	12.34	14.02	4.47	23.14

After CDSC	10.04	52.08	4.28	76.94	12.09	11.02	3.55	18.14

Class C (3/18/02)
Before CDSC	9.56	49.26	4.09	78.93	12.34	14.04	4.48	23.15

After CDSC	9.56	49.26	4.09	78.93	12.34	14.04	4.48	22.15

Class M (3/18/02)
Before sales charge	9.84	53.13	4.35	81.19	12.62	14.85	4.72	23.43

After sales charge	9.64	47.77	3.98	74.85	11.82	10.83	3.49	19.11

Class R (12/1/03)
Net asset value	10.11	57.03	4.62	83.43	12.90	15.70	4.98	23.77

Class R6 (6/29/15)
Net asset value	10.59	65.50	5.17	88.69	13.54	17.86	5.63	24.61

Class Y (11/3/03)
Net asset value	10.57	64.99	5.13	88.10	13.47	17.49	5.52	24.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 Small Cap Growth Fund

Comparative index returns For periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Russell 2000 Growth Index	6.40%	112.32%	7.82%	92.39%	13.98%	24.73%	7.64%	24.40%

Lipper Small-Cap Growth
Funds category average*	7.77	99.03	6.98	81.43	12.54	21.15	6.50	22.82

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/17, there were 545, 487, 436, 324, and 104 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,208 and $14,926, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,777. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $15,703, $16,550, and $16,499 respectively.

Fund price and distribution information For the 12-month period ended 6/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		—	—	—		—	1	1

Income	$0.001		—	—	—		—	$0.132	$0.076

Capital gains	—		—	—	—		—	—	—

Total	$0.001		—	—	—		—	$0.132	$0.076

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

6/30/16	$27.38	$29.05	$24.50	$24.41	$25.44	$26.36	$26.55	$28.29	$28.25

6/30/17	33.97	36.04	30.17	30.06	31.40	32.54	32.86	35.11	35.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 6/30/16	1.26%*	2.01%*	2.01%*	1.76%*	1.51%*	0.81%	1.01%*

Annualized expense ratio for the
six-month period ended 6/30/17†‡	1.20%	1.95%	1.95%	1.70%	1.45%	0.75%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 6/30/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/17 to 6/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$6.19	$10.05	$10.05	$8.76	$7.48	$3.88	$4.91

Ending value (after expenses)	$1,081.80	$1,077.90	$1,077.80	$1,079.00	$1,080.20	$1,084.00	$1,083.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Small Cap Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/17, use the following calculation method. To find the value of your investment on 1/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$6.01	$9.74	$9.74	$8.50	$7.25	$3.76	$4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,016.36	$1,017.60	$1,021.08	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding the same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes

12 Small Cap Growth Fund

no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2017, Putnam employees had approximately $493,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Small Cap Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Small Cap Growth Fund 15

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 32 basis points expense limitation (reduced to 25 basis points effective September 1, 2016) until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least October 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee

16 Small Cap Growth Fund

and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets.

The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’

Small Cap Growth Fund 17

competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 556, 504 and 442 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam

18 Small Cap Growth Fund

Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Small Cap Growth Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 14, 2017

Small Cap Growth Fund 21

The fund’s portfolio 6/30/17

COMMON STOCKS (98.1%)*	Shares	Value

Aerospace and defense (1.7%)

BWX Technologies, Inc.	54,758	$2,669,453

		2,669,453

Banks (4.1%)

Home BancShares, Inc.	100,817	2,510,343

Pacific Premier Bancorp, Inc. †	30,712	1,133,273

Pinnacle Financial Partners, Inc.	41,610	2,613,108

		6,256,724

Biotechnology (3.3%)

Acceleron Pharma, Inc. † S	28,431	864,018

Agios Pharmaceuticals, Inc. † S	14,800	761,460

Array BioPharma, Inc. † S	89,500	749,115

Clovis Oncology, Inc. †	19,725	1,846,852

Repligen Corp. †	20,292	840,900

		5,062,345

Building products (3.1%)

Patrick Industries, Inc. †	30,258	2,204,295

Trex Co., Inc. †	38,384	2,597,061

		4,801,356

Capital markets (1.8%)

Evercore Partners, Inc. Class A	29,562	2,084,121

WisdomTree Investments, Inc.	59,700	607,149

		2,691,270

Chemicals (1.0%)

Ferro Corp. †	84,100	1,538,189

		1,538,189

Commercial services and supplies (0.4%)

Healthcare Services Group, Inc.	12,973	607,526

		607,526

Construction and engineering (1.7%)

MasTec, Inc. †	35,990	1,624,949

Quanta Services, Inc. †	31,900	1,050,148

		2,675,097

Construction materials (2.2%)

Summit Materials, Inc. Class A †	118,273	3,414,541

		3,414,541

Diversified consumer services (3.6%)

Bright Horizons Family Solutions, Inc. †	35,100	2,710,071

Grand Canyon Education, Inc. †	35,600	2,791,396

		5,501,467

Electrical equipment (1.1%)

TPI Composites, Inc. †	87,645	1,619,680

		1,619,680

Electronic equipment, instruments, and components (1.8%)

Littelfuse, Inc.	16,938	2,794,770

		2,794,770

22 Small Cap Growth Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Equity real estate investment trusts (REITs) (3.6%)

CareTrust REIT, Inc.	146,000	$2,706,840

Physicians Realty Trust	140,300	2,825,642

		5,532,482

Food products (1.5%)

Hostess Brands, Inc. † S	141,371	2,276,073

		2,276,073

Health-care equipment and supplies (7.5%)

GenMark Diagnostics, Inc. †	112,982	1,336,577

Globus Medical, Inc. Class A † S	94,221	3,123,426

Insulet Corp. †	36,019	1,848,135

Integra LifeSciences Holdings Corp. †	24,500	1,335,495

K2M Group Holdings, Inc. †	57,000	1,388,520

NxStage Medical, Inc. †	32,343	810,839

Penumbra, Inc. † S	18,225	1,599,244

		11,442,236

Health-care providers and services (4.1%)

HealthEquity, Inc. †	66,553	3,316,336

HealthSouth Corp.	61,417	2,972,583

		6,288,919

Health-care technology (3.0%)

Evolent Health, Inc. Class A † S	74,300	1,883,505

Veeva Systems, Inc. Class A †	43,652	2,676,304

		4,559,809

Hotels, restaurants, and leisure (3.1%)

Carrols Restaurant Group, Inc. †	72,844	892,339

Marcus Corp. (The)	45,160	1,363,832

Wingstop, Inc. S	78,945	2,439,401

		4,695,572

Household durables (1.6%)

Installed Building Products, Inc. †	45,551	2,411,925

		2,411,925

Insurance (1.0%)

Kinsale Capital Group, Inc.	39,662	1,479,789

		1,479,789

Internet software and services (11.0%)

2U, Inc. † S	34,687	1,627,514

Carbonite, Inc. † S	49,700	1,083,460

Criteo SA ADR (France) † S	46,022	2,257,379

Envestnet, Inc. †	33,133	1,312,067

GoDaddy, Inc. Class A †	49,000	2,078,580

Instructure, Inc. †	36,700	1,082,650

j2 Global, Inc. S	30,733	2,615,071

LogMeIn, Inc.	30,700	3,208,150

Q2 Holdings, Inc. †	41,606	1,537,342

		16,802,213

Small Cap Growth Fund 23

COMMON STOCKS (98.1%)* cont.	Shares	Value

IT Services (1.5%)

MAXIMUS, Inc.	37,420	$2,343,615

		2,343,615

Life sciences tools and services (1.7%)

Cambrex Corp. †	43,534	2,601,157

		2,601,157

Machinery (3.7%)

ESCO Technologies, Inc.	39,100	2,332,315

John Bean Technologies Corp.	34,400	3,371,200

		5,703,515

Media (3.7%)

Liberty Media Corp.-Liberty Braves Class A †	61,310	1,464,696

Live Nation Entertainment, Inc. †	76,700	2,672,995

Nexstar Media Group, Inc. Class A	26,000	1,554,800

		5,692,491

Paper and forest products (0.9%)

KapStone Paper and Packaging Corp.	64,469	1,329,995

		1,329,995

Pharmaceuticals (5.6%)

Aclaris Therapeutics, Inc. †	34,700	941,064

Cardiome Pharma Corp. (Canada) †	97,124	439,000

Heska Corp. †	11,000	1,122,770

Jazz Pharmaceuticals PLC †	7,382	1,147,901

Medicines Co. (The) † S	16,200	615,762

Pacira Pharmaceuticals, Inc. †	33,062	1,577,057

Prestige Brands Holdings, Inc. †	52,892	2,793,227

		8,636,781

Professional services (1.6%)

TransUnion †	57,000	2,468,670

		2,468,670

Road and rail (1.1%)

Saia, Inc. †	33,667	1,727,117

		1,727,117

Semiconductors and semiconductor equipment (3.7%)

Advanced Energy Industries, Inc. † S	22,000	1,423,180

CEVA, Inc. †	31,192	1,417,676

MACOM Technology Solutions Holdings, Inc. † S	51,241	2,857,711

		5,698,567

Software (7.2%)

Everbridge, Inc. †	73,990	1,802,396

Proofpoint, Inc. † S	19,766	1,716,282

PROS Holdings, Inc. †	46,700	1,279,113

QAD, Inc. Class A	51,869	1,662,401

RealPage, Inc. †	80,801	2,904,796

RingCentral, Inc. Class A †	46,042	1,682,835

		11,047,823

24 Small Cap Growth Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Specialty retail (2.5%)

Five Below, Inc. † S	63,564	$3,138,155

MarineMax, Inc. †	35,010	684,446

		3,822,601

Trading companies and distributors (2.7%)

H&E Equipment Services, Inc.	59,347	1,211,272

SiteOne Landscape Supply, Inc. † S	56,338	2,932,956

		4,144,228

Total common stocks (cost $135,909,761)		$150,337,996

SHORT-TERM INVESTMENTS (17.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 1.24% [d]	24,642,225	$24,642,225

Putnam Short Term Investment Fund 1.07% L	1,624,061	1,624,061

Total short-term investments (cost $26,266,286)		$26,266,286

TOTAL INVESTMENTS

Total investments (cost $162,176,047)		$176,604,282

Key to holding’s abbreviations

ADR       American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2016 through June 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures , references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $153,190,493.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Small Cap Growth Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$22,124,056	$—	$—

Consumer staples	2,276,073	—	—

Financials	10,427,783	—	—

Health care	38,591,247	—	—

Industrials	26,416,642	—	—

Information technology	38,686,988	—	—

Materials	6,282,725	—	—

Real estate	5,532,482	—	—

Total common stocks	150,337,996	—	—

Short-term investments	1,624,061	24,642,225	—

Totals by level	$151,962,057	$24,642,225	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

26 Small Cap Growth Fund

Statement of assets and liabilities 6/30/17

ASSETS

Investment in securities, at value, including $24,141,449 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $135,909,761)	$150,337,996
Affiliated issuers (identified cost $26,266,286) (Notes 1 and 5)	26,266,286

Dividends, interest and other receivables	124,804

Receivable for shares of the fund sold	150,569

Receivable for investments sold	1,875,823

Prepaid assets	42,962

Total assets	178,798,440

LIABILITIES

Payable for investments purchased	441,994

Payable for shares of the fund repurchased	141,024

Payable for compensation of Manager (Note 2)	69,410

Payable for custodian fees (Note 2)	6,192

Payable for investor servicing fees (Note 2)	55,549

Payable for Trustee compensation and expenses (Note 2)	74,697

Payable for administrative services (Note 2)	605

Payable for distribution fees (Note 2)	89,966

Collateral on securities loaned, at value (Note 1)	24,642,225

Other accrued expenses	86,285

Total liabilities	25,607,947

Net assets	$153,190,493

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$145,812,193

Accumulated net investment loss (Note 1)	(393,964)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,655,971)

Net unrealized appreciation of investments	14,428,235

Total — Representing net assets applicable to capital shares outstanding	$153,190,493

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($112,739,899 divided by 3,319,169 shares)	$33.97

Offering price per class A share (100/94.25 of $33.97)*	$36.04

Net asset value and offering price per class B share ($2,568,349 divided by 85,133 shares)**	$30.17

Net asset value and offering price per class C share ($9,900,143 divided by 329,377 shares)**	$30.06

Net asset value and redemption price per class M share ($1,199,603 divided by 38,200 shares)	$31.40

Offering price per class M share (100/96.50 of $31.40)*	$32.54

Net asset value, offering price and redemption price per class R share
($7,919,513 divided by 240,977 shares)	$32.86

Net asset value, offering price and redemption price per class R6 share
($8,719,261 divided by 248,306 shares)	$35.11

Net asset value, offering price and redemption price per class Y share
($10,143,725 divided by 289,321 shares)	$35.06

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Small Cap Growth Fund 27

Statement of operations Year ended 6/30/17

INVESTMENT INCOME

Dividends	$1,035,643

Interest (including interest income of $13,044 from investments in affiliated issuers) (Note 5)	13,044

Securities lending (net of expenses) (Notes 1 and 5)	204,847

Total investment income	1,253,534

EXPENSES

Compensation of Manager (Note 2)	825,112

Investor servicing fees (Note 2)	341,752

Custodian fees (Note 2)	21,595

Trustee compensation and expenses (Note 2)	9,100

Distribution fees (Note 2)	439,639

Administrative services (Note 2)	4,440

Blue sky expense	93,552

Other	121,290

Total expenses	1,856,480

Expense reduction (Note 2)	(4,569)

Net expenses	1,851,911

Net investment loss	(598,377)

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	25,676,370

Net unrealized appreciation of securities in unaffiliated issuers during the year	6,603,242

Net gain on investments	32,279,612

Net increase in net assets resulting from operations	$31,681,235

The accompanying notes are an integral part of these financial statements.

28 Small Cap Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/17	Year ended 6/30/16

Operations
Net investment income (loss)	$(598,377)	$328,163

Net realized gain (loss) on investments
and foreign currency transactions	25,676,370	(835,545)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,603,242	(26,624,595)

Net increase (decrease) in net assets resulting
from operations	31,681,235	(27,131,977)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,552)	—

Class R6	(36,836)	—

Class Y	(20,943)	—

Decrease from capital share transactions (Note 4)	(17,460,610)	(5,479,028)

Total increase (decrease) in net assets	14,159,294	(32,611,005)

NET ASSETS

Beginning of year	139,031,199	171,642,204

End of year (including accumulated net investment loss
of $393,964 and undistributed net investment income
of $49,242, respectively)	$153,190,493	$139,031,199

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	net investment income	distributions	fees	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class A

June 30, 2017	$27.38	(.11)	6.70	6.59	—[d]	—[d]	—	$33.97	24.07	$112,740	1.21	(.37)	127

June 30, 2016	32.34	.07[e]	(5.03)	(4.96)	—	—	—	27.38	(15.34)	104,743	1.22[f]	.26 [e,f]	66

June 30, 2015	29.13	(.09)	3.30	3.21	—	—	—	32.34	11.02	130,125	1.21	(.31)	91

June 30, 2014	22.97	(.15)	6.31	6.16	—	—	—	29.13	26.82	124,234	1.24	(.55)	57

June 30, 2013	18.37	.10	4.58	4.68	(.08)	(.08)	—[d]	22.97	25.58	101,158	1.25	.50	98

Class B

June 30, 2017	$24.50	(.31)	5.98	5.67	—	—	—	$30.17	23.14	$2,568	1.96	(1.12)	127

June 30, 2016	29.16	(.11) [e]	(4.55)	(4.66)	—	—	—	24.50	(15.98)	2,012	1.97 [f]	(.45) [e,f]	66

June 30, 2015	26.46	(.29)	2.99	2.70	—	—	—	29.16	10.20	1,911	1.96	(1.06)	91

June 30, 2014	21.03	(.33)	5.76	5.43	—	—	—	26.46	25.82	1,580	1.99	(1.29)	57

June 30, 2013	16.86	(.06)	4.23	4.17	—	—	—[d]	21.03	24.73	679	2.00	(.30)	98

Class C

June 30, 2017	$24.41	(.31)	5.96	5.65	—	—	—	$30.06	23.15	$9,900	1.96	(1.12)	127

June 30, 2016	29.05	(.13) [e]	(4.51)	(4.64)	—	—	—	24.41	(15.97)	8,520	1.97 [f]	(.52) [e,f]	66

June 30, 2015	26.36	(.28)	2.97	2.69	—	—	—	29.05	10.20	10,291	1.96	(1.06)	91

June 30, 2014	20.95	(.33)	5.74	5.41	—	—	—	26.36	25.82	8,093	1.99	(1.30)	57

June 30, 2013	16.80	(.05)	4.20	4.15	—	—	—[d]	20.95	24.70	5,703	2.00	(.26)	98

Class M

June 30, 2017	$25.44	(.25)	6.21	5.96	—	—	—	$31.40	23.43	$1,200	1.71	(.87)	127

June 30, 2016	30.20	(.06) [e]	(4.70)	(4.76)	—	—	—	25.44	(15.76)	1,169	1.72 [f]	(.24) [e,f]	66

June 30, 2015	27.34	(.22)	3.08	2.86	—	—	—	30.20	10.46	1,482	1.71	(.80)	91

June 30, 2014	21.67	(.27)	5.94	5.67	—	—	—	27.34	26.17	1,401	1.74	(1.05)	57

June 30, 2013	17.33	— [d]	4.34	4.34	—	—	— [d]	21.67	25.04	1,024	1.75	.02	98

Class R

June 30, 2017	$26.55	(.19)	6.50	6.31	—	—	—	$32.86	23.77	$7,920	1.46	(.62)	127

June 30, 2016	31.44	(.01) [e]	(4.88)	(4.89)	—	—	—	26.55	(15.55)	7,446	1.47 [f]	(.02) [e,f]	66

June 30, 2015	28.40	(.16)	3.20	3.04	—	—	—	31.44	10.70	10,710	1.46	(.55)	91

June 30, 2014	22.45	(.22)	6.17	5.95	—	—	—	28.40	26.50	10,707	1.49	(.81)	57

June 30, 2013	17.95	.05	4.49	4.54	(.04)	(.04)	— [d]	22.45	25.32	9,279	1.50	.24	98

Class R6

June 30, 2017	$28.29	.02	6.93	6.95	(.13)	(.13)	—	$35.11	24.61	$8,719.77		.07	127

June 30, 2016	33.28	.24 [e,g]	(5.23)	(4.99)	—	—	—	28.29	(14.99)	6,781	.81 [f]	.82 [e,f,g]	66

June 30, 2015†	32.96	(.01)	.33	.32	—	—	—	33.28	.97*	10	— *h	— *h	91

Class Y

June 30, 2017	$28.25	(.04)	6.93	6.89	(.08)	(.08)	—	$35.06	24.39	$10,144.96		(.12)	127

June 30, 2016	33.29	.13 [e,g]	(5.17)	(5.04)	—	—	—	28.25	(15.14)	8,359	.97[f]	.44 [e,f,g]	66

June 30, 2015	29.91	(.02)	3.40	3.38	—	—	—	33.29	11.30	17,112.96		(.06)	91

June 30, 2014	23.53	(.09)	6.47	6.38	—	—	—	29.91	27.11	13,433.99		(.30)	57

June 30, 2013	18.81	.16	4.69	4.85	(.13)	(.13)	— [d]	23.53	25.95	10,013	1.00	.74	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Small Cap Growth Fund	Small Cap Growth Fund 31

Financial highlights cont.

* Not annualized.

† For the period June 29, 2015 (commencement of operations) to June 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.10	0.37%

Class B	0.10	0.38

Class C	0.09	0.35

Class M	0.10	0.37

Class R	0.10	0.35

Class R6	0.12	0.43

Class Y	0.10	0.34

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g The net investment income ratio and per share amount shown for the period ending may not correspond with expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

h Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Growth Fund

Notes to financial statements 6/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2016 through June 30, 2017.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2016, the index was composed of companies having market capitalizations of between approximately $24.9 million and $5.89 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Small Cap Growth Fund 33

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

34 Small Cap Growth Fund

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $24,642,225 and the value of securities loaned amounted to $24,141,449.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Small Cap Growth Fund 35

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2017, the fund had a capital loss carryover of $6,574,252 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$6,574,252	N/A	$6,574,252	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $393,964 to its fiscal year ending June 30, 2018 late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and June 30, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and June 30, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from nontaxable dividends, from net operating loss and from distributions in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $216,502 to decrease accumulated net investment loss, $291,844 to decrease paid-in capital and $75,342 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$17,669,543

Unrealized depreciation	(3,323,027)

Net unrealized appreciation	14,346,516

Capital loss carryforward	(6,574,252)

Late year ordinary loss deferral	(393,964)

Cost for federal income tax purposes	$162,257,766

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in,

36 Small Cap Growth Fund

or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.626% of the fund’s average net assets before a decrease of $105,994 (0.071% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Small Cap Growth Fund 37

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$265,451	Class R	18,837

Class B	5,500	Class R6	4,126

Class C	22,457	Class Y	22,686

Class M	2,695	Total	$341,752

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $246 under the expense offset arrangements and by $4,323 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $116, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$275,968

Class B	1.00%	1.00%	22,831

Class C	1.00%	1.00%	93,300

Class M	1.00%	0.75%	8,414

Class R	1.00%	0.50%	39,126

Total			$439,639

38 Small Cap Growth Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,989 and $76 from the sale of class A and class M shares, respectively, and received $2,599 and $175 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$186,506,886	$203,406,187

U.S. government securities (Long-term)	—	—

Total	$186,506,886	$203,406,187

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	370,069	$11,604,784	578,655	$16,652,095

Shares issued in connection with
reinvestment of distributions	108	3,438	—	—

	370,177	11,608,222	578,655	16,652,095

Shares repurchased	(877,108)	(27,316,992)	(776,474)	(21,736,790)

Net decrease	(506,931)	$(15,708,770)	(197,819)	$(5,084,695)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	16,582	$463,359	25,051	$640,311

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	16,582	463,359	25,051	640,311

Shares repurchased	(13,567)	(370,291)	(8,472)	(210,443)

Net increase	3,015	$93,068	16,579	$429,868

Small Cap Growth Fund 39

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	87,944	$2,466,223	155,491	$4,105,324

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	87,944	2,466,223	155,491	4,105,324

Shares repurchased	(107,664)	(2,988,663)	(160,683)	(4,099,129)

Net increase (decrease)	(19,720)	$(522,440)	(5,192)	$6,195

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	5,407	$161,129	7,384	$197,664

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	5,407	161,129	7,384	197,664

Shares repurchased	(13,160)	(371,014)	(10,520)	(287,484)

Net decrease	(7,753)	$(209,885)	(3,136)	$(89,820)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	45,967	$1,381,996	47,799	$1,333,112

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	45,967	1,381,996	47,799	1,333,112

Shares repurchased	(85,408)	(2,586,903)	(107,993)	(3,100,374)

Net decrease	(39,441)	$(1,204,907)	(60,194)	$(1,767,262)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	77,094	$2,511,432	263,533	$8,516,471

Shares issued in connection with
reinvestment of distributions	1,123	36,836	—	—

	78,217	2,548,268	263,533	8,516,471

Shares repurchased	(69,606)	(2,280,195)	(24,141)	(689,158)

Net increase	8,611	$268,073	239,392	$7,827,313

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	204,838	$6,691,081	218,610	$6,589,000

Shares issued in connection with
reinvestment of distributions	622	20,380	—	—

	205,460	6,711,461	218,610	6,589,000

Shares repurchased	(212,028)	(6,887,210)	(436,768)	(13,389,627)

Net decrease	(6,568)	$(175,749)	(218,158)	$(6,800,627)

At the close of the reporting period, Putnam Investments, LLC owned 305 class R6 shares of the fund (0.12% of class R6 shares outstanding), valued at $10,709.

40 Small Cap Growth Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Affiliate	of 6/30/16	cost	proceeds	income	of 6/30/17

Short-term investments

Putnam Cash Collateral
Pool, LLC*	$18,919,737	$104,338,375	$98,615,887	$185,600	$24,642,225

Putnam Short Term
Investment Fund**	2,996,245	55,089,485	56,461,669	13,044	1,624,061

Total Short-term
investments	$21,915,982	$159,427,860	$155,077,556	$198,644	$26,266,286

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Small Cap Growth Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

42 Small Cap Growth Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2017, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Growth Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44 Small Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Legal Counsel	Principal Executive Officer,	BSA Compliance Officer
Ropes & Gray LLP	and Compliance Liaison
Nancy E. Florek
Independent Registered Public	Robert T. Burns	Vice President, Director of
Accounting Firm	Vice President and	Proxy Voting and Corporate
PricewaterhouseCoopers LLP	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN076 306784 8/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2017	$52,562	$ —	$7,496	$ —
June 30, 2016	$52,073	$ —	$7,278	$ —

For the fiscal years ended June 30, 2017 and June 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $359,389 and $637,714 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2017	$ —	$351,893	$ —	$ —

June 30, 2016	$ —	$630,436	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 25, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 25, 2017